CNA CAPITAL SELECT(R) PLUS VARIABLE ANNUITY

                       VALLEY FORGE LIFE INSURANCE COMPANY
                        VARIABLE ANNUITY SEPARATE ACCOUNT

                 SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2001

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Beginning on February 18, 2003, PHL Variable Insurance Company will provide all services required for complete support and administration of your contract. This transfer of administrative responsibility is in accordance with the Administrative Services Agreement between PHL Variable Insurance Company and Valley Forge Life Insurance Company (VFL) entered into on July 23, 2002.

Please note that as of February 18, 2003, all references to Valley Forge Life Insurance Company or CNA as provider of contract services contained in your prospectus are no longer valid and are replaced with PHL Variable Insurance Company as the provider of the same contract services.

Beginning on February 18, 2003, you must contact PHL Variable Insurance Company at the Phoenix CNA Variable Unit for all matters concerning your contract. The Phoenix CNA Variable Unit will be open on any day the New York Stock Exchange is open for trading. Please direct any correspondence or inquiries about your contract to the following:
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By telephone:     800.827.2621

By facsimile:     860.513.6285

By mail:          To submit a payment:               For all other correspondence and notices:
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                  Phoenix CNA Variable Unit          Phoenix CNA Variable Unit
                  PO Box 627                         PO Box 87
                  Hartford, CT 06142-0627            Hartford, CT 06142-0087
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Beginning on March 17, 2003, the following replaces the "Automatic Transfer
Option" section of your prospectus:

AUTOMATIC TRANSFER OPTION (ASSET REBALANCING PROGRAM)
At any time prior to the Annuity Date, an Owner may elect the Automatic Transfer Option by Written Notice. Under the Automatic Transfer Option, VFL will automatically transfer amounts between and among investment options and Fixed Account I in order to reflect the most recent percentage allocation that the Owner has provided to VFL for allocation of Purchase Payments among the investment options and Fixed Account I. The Owner may elect to have these automatic transfers made on a monthly, quarterly, semi-annual or annual basis. Once elected, all transfers made under the Automatic Transfer Option will be processed on the first Valuation Day of the month of the period that applies.

If you participate in the Automatic Transfer Option, you may not participate in the Dollar Cost Averaging Option or Systematic Withdrawal Program.

There is no charge for the Automatic Transfer Option. Transfers made under the Automatic Transfer Option do not count as one of the 12 transfers available without a transfer processing fee during any Contract Year.


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The Automatic Transfer Option does not ensure a profit nor guarantee against a loss in a declining market. Owners may stop automatic transfers under the Automatic Transfer Option at any time by Written Notice.

The Automatic Transfer Option may not be available in your state.

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You can view or download information about your contract from our website at:

                       http://www.phoenix-cnavariable.com


PHL Variable Insurance Company is acting in an administrative capacity only, and is in no way responsible for the liabilities and obligations of your contract. Valley Forge Life Insurance Company remains responsible to you for all the terms of your contract.



Dated: January 31, 2003        Please keep this supplement for future reference.






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